Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED SEPTEMBER 18, 2019

TO THE

PROSPECTUS DATED APRIL 29, 2019

JPMORGAN CORE BOND PORTFOLIO

Richard D. Figuly now serves as the lead portfolio manager of the JPMorgan Core Bond Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. Effective on or about March 31, 2020, it is expected that Barbara Miller will no longer serve as a portfolio manager of the Portfolio. Effective immediately, the following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Richard D. Figuly, Managing Director of JPMIM, Barbara Miller, Managing Director of JPMIM, and Justin Rucker, Executive Director of JPMIM, have managed the Portfolio since 2016, 2015 and March 2019, respectively.

Effective on or about March 31, 2020, it is expected that Ms. Miller will no longer serve as a portfolio manager of the Portfolio.

In the section entitled “Additional Information About Management – The Subadviser,” the fifth, sixth, seventh, and eighth paragraphs are deleted in their entirety and replaced with the following:

A team of investment professionals led by Richard D. Figuly, Managing Director and Lead Portfolio Manager, Barbara Miller, Managing Director, and Justin Rucker, Executive Director, manage the Portfolio.

Mr. Figuly is a member of the Global Fixed Income, Currency & Commodities Group (“GFICC”) and head of GFICC’s Core Bond team with responsibility for managing institutional taxable bond portfolios. Mr. Figuly has been an employee of JPMIM or predecessor firms since 1993 and has led the team responsible for managing the Portfolio since September 2019.

Ms. Miller joined JPMIM or predecessor firms in 1994 and is currently the Global Chief Investment Officer of Customized Bond Portfolios for JPMIM. Prior to September 2019, Ms. Miller was the lead portfolio manager of the Portfolio and the head of the U.S. Value Driven Platform within GFICC. Effective on or about March 31, 2020, it is expected that Ms. Miller will no longer serve as a portfolio manager of the Portfolio.

Mr. Rucker is a member of GFICC and a portfolio manager responsible for managing Long Duration and Core Bond institutional taxable bond portfolios. Mr. Rucker has been an employee of JPMIM since 2006.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE